                                                                   Exhibit 10.10


                              SETTLEMENT AGREEMENT

         This Settlement Agreement (the "Agreement") is entered into this 11th day of September, 1996 (the "Effective Date") by and between Demeter BioTechnologies, Ltd., a Colorado corporation with its principal executive offices at Brightleaf Square, Suite 19D, 905 West Main Street, Durham, North Carolina 27701 ("Demeter"), and Gordon Julian ("Julian") and Sirius
Enterprises, Inc. ("Sirius"), both of whose current address is 3369 Bear Canyon Road, Bozeman, MT 59715. Demeter, Julian and Sirius are collectively referred to herein as the "Parties."

         WHEREAS, in 1992 and as independent contractors the Parties entered into an oral consulting agreement and have made various oral amendments and modifications to the consulting agreement (collectively,the "Consulting Agreement"), and

         WHEREAS, the Parties desire to resolve and settle any and all outstanding obligations and issues between them, whether arising out of the Consulting Agreement, or otherwise.

         THEREFORE, for good and valuable consideration, the Parties agree as follows:

         1. CLOSING DATE. This transaction will close on or before September 30, 1996 (the "Closing Date") in Durham, North Carolina or at such other location as may be mutually agreed upon by the Parties.

         2. DELIVERY OF STOCK. On or before the Closing Date, Demeter will cause to be issued and delivered to Julian and Sirius (in the name of Julian as requested by Julian and Sirius) Sixty Thousand (60,000) shares of restricted (Rule 144) Demeter common stock (the "Stock").

         3. DELIVERY OF DOCUMENTS. On or before the Closing Date, Julian and Sirius will cause to be delivered to Demeter the following documents: (a) the original (endorsed and Medallion Guaranteed) Proxy Certificate for 200,000 shares dated August 3, 1992 as issued to Julian by a company known as Demeter Biotechnologies Limited on August 3, 1992, and (b) a written narrative of Julian and Sirius' recommended processes and procedures for the separation and purification of Demeter peptides produced in a fermentation system, and (c) the Demeter notebook 001 and any other notebooks describing the development of the recommended processes and procedures.

         4. ASSIGNMENT OF PROPRIETARY RIGHTS.

         A. CURRENTLY ASSIGNED PROPRIETARY RIGHTS. Julian acknowledges, agrees and reaffirms that as of the Effective Date of this Agreement and for good and valuable consideration already paid to him by Demeter he has irrevocably sold, assigned and transferred to Demeter his entire right, title and interest in and to several inventions and patent applications, including all priority rights arising therefrom, all inventions disclosed in such patent applications, and any and all Letters Patent of the United States and of all other countries, together with the right to apply for such Letters Patent, which may be granted for said inventions, or any of them, to have, hold and enjoy by Demeter, its successors and assigns, to its and their own use and benefit to the full end of the term or terms for which said Letters Patent may be granted as fully and entirely as the same would have been held and enjoyed by Julian had the assignments not been made. These inventions and other proprietary rights include, but are not limited to, those listed in Exhibit A to this Agreement. Julian reaffirms the validity, legitimacy and enforceability of these assignments. The Parties acknowledge and agree that neither this Agreement nor the Mutual Release attached to this Agreement as Exhibit B shall void, diminish, or in any manner whatsoever otherwise affect the validity, legitimacy and enforceability of the assignments which shall remain and continue in full force and effect to the full end of their term or terms. Julian further agrees to be bound by the terms and conditions of the assignments.

         B. CURRENTLY UNASSIGNED PROPRIETARY RIGHTS. In consideration of the issuance by Demeter to Julian of the Stock, Julian and Sirius agree (i) to irrevocably transfer, assign and convey to Demeter their entire right, title and interest in and to any inventions and patent applications, including all priority rights arising therefrom, all inventions disclosed in said applications and any and all Letters Patent of the United States and of all other countries, together with the right to apply for such Letters Patent, which may be granted for said invention, inventions, related to, or arising from, their work involving the manufacture, purification and stabilizing of peptides through May 1, 1996, (ii) to execute and sign without further consideration and without delay any assignments or other legal documents, and any other assignments and any divisional, continuing, renewal, reissue or other applications in and for such patents that may be appropriate and may be deemed necessary by Demeter or its successors and assigns, (iii) to at any time upon the request of Demeter or its successors and assigns communicate to Demeter or its successors and assigns or other legal representatives, any facts known by Julian and/or Sirius relating to said inventions and applications and any patents that may be granted thereon, and to testify as to the same in any interference or litigation when requested to do so.

         5. REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Demeter represents and warrants to Julian and Sirius that this Agreement has been duly authorized by all requisite corporate action, and when executed by two officers of Demeter and delivered to, and signed by, Julian and Sirius, will be valid and binding on Demeter and enforceable with its terms. Sirius and Julian represent and warrant to Demeter that this Agreement has been duly authorized by all requisite corporate action, and when executed by Gordon Julian, as its President, and delivered to Demeter will be valid and binding on Sirius and enforceable with its terms.

         6. MUTUAL RELEASE. On or before the Closing Date, the Parties shall execute in counterparts and deliver to each other the Mutual Release attached to this Agreement as Exhibit B. The Mutual Release will not affect the rights and obligations of Demeter, Julian and Sirius as provided in this Settlement Agreement and shall not affect the assignments of inventions and other proprietary rights made by Julian to Demeter as of the date of this Agreement and as more specifically set forth in Section 4 of this Agreement.

         7. AFFIDAVIT. on or before the Closing Date, Julian shall execute and deliver to Demeter the Affidavit attached to this Agreement as Exhibit C.

         8. CONSTRUCTION. This Agreement will be construed and governed by the laws of the State of North Carolina. The prevailing party in any dispute to enforce this Agreement will be entitled to recover its costs and a reasonable attorney's fee.

         9. ADVICE OF COUNSEL; NO PRESUMPTIONS. The Parties acknowledge that this Agreement has undergone several drafts with the negotiated suggestions of all Parties, and that all Parties have had the benefit of the advice of counsel in the conduct of these negotiations, and the Parties therefore agree that no presumptions shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

         10. FACSIMILE COPIES. The Parties agree that facsimile copies of this Agreement and any Exhibits and any signatures on this Agreement or any Exhibits will be as legally binding and enforceable as the original or a copy of this Agreement and any Exhibits.

         11. ENTIRE AGREEMENT; AMENDMENT. There are no verbal understanding between or among the Parties. This Agreement contains the entire agreement between and among the Parties, supersedes all previous agreements, whether oral or written, between and among the Parties (except for any assignments of inventions and other proprietary rights made by Julian to Demeter as of the date of this Agreement and as more specifically set forth in Section 4 of this Agreement which shall remain in full force and effect), and may not be changed, modified, amended or supplemented except be a written agreement signed by all Parties.

         12. FURTHER ACTIONS. The parties agree to execute and deliver such certificates, agreements and other documents and to take such other action as may be reasonably required by the another party in order to record, effectuate, consummate or implement the transaction contemplated by this Agreement and, in the case of Julian and Sirius, as required pursuant to the terms of any and all assignments related to patents and proprietary rights they have made, or will make, to Demeter.

         13. CONFIDENTIALITY. Notwithstanding anything to the contrary in this Agreement and Exhibit B, Julian and Sirius agree to maintain in strict confidence the existence and terms of this Agreement and any and all other non-public information concerning Demeter in their possession, or of which they, or either of them, has knowledge, for a period of three (3) years from the Closing Date.

         IN WITNESS WHEREOF, the Parties have duly signed this Settlement Agreement consisting of four pages and Exhibits A, B and C as of the Effective Date.

Gordon Julian                                Demeter BioTechnologies, Ltd.


/s/ GORDON JULIAN                            By: /s/ RICHARD D. EKSTROM
-----------------                                -----------------------------
 Gordon Julian                                   Richard D. Ekstrom, President

Sirius Enterprises, Inc.                     Demeter BioTechnologies, Ltd.


/s/ GORDON JULIAN                            By: /s/ JESSE M. JAYNES
------------------------                         -------------------------------
Gordon Julian, President                         Jesse M. Jaynes, Vice President

                                  Exhibit A to
                              Settlement Agreement
Among Demeter BioTechnologies, Ltd., Gordon Julian and Sirius Enterprises, Inc.
                             Dated August 19, 1996

                  CURRENT ASSIGNMENTS OF PROPRIETARY RIGHTS(1)

PATENT APPLICATION SERIAL NO.                          TITLE
-----------------------------             -----------------------------------------------
08/427,001                                Methylated Lysine Rich Lytic Peptides and
08/474,547                                Method of Making Same by Reductive
08/148,889                                Alkylation
08/148,891

08/148,491                                Modified Arginine Containing Lytic Peptides
08/475,328                                and Method of Making the Same by Glyoxylation

08/039,620                                Method of Treating Pulmonary Disease States
08/457,798                                With Non-Naturally Occurring Amphiphatic Peptides

08/457,171                                Method of Combating Mammalian Neoplasias,
08/225,476                                and Lytic Peptides Therefor

08/231,730                                Method of Enhancing Wound Healing by
                                          Stimulating Fibroblast and Keratinocyte Growth
                                          In Vivo, Utilizing Amphipathic Peptides

                    CURRENT UNASSIGNED PROPRIETARY RIGHTS(1)

PATENT APPLICATION SERIAL NO.                          TITLE
-----------------------------             ------------------------------------------------
N/A                                       Synthesis of Protease-Resistant Peptides Using
                                          Irreversibly-Derivatized Amino Acid Constituents

N/A                                       Synthesis of Protease-Resistant Peptide Analogs
                                          Using Amino Acid Aldehydes as Constituent Residues

N/A                                       Trimethylation of the Free Amino Acid Groups
                                          on a Lysine-Rich Lytic Peptide

----------------

(1) Not intended by the Parties to be all inclusive

                                  Exhibit B to
                              Settlement Agreement
Among Demeter BioTechnologies, Ltd., Gordon Julian and Sirius Enterprises, Inc.
                             Dated August 19, 1996

                                 MUTUAL RELEASE

     COME NOW Demeter BioTechnologies, Ltd., a Colorado corporation with its principal executive offices at Brightleaf Square, Suite 19D, 905 West Main Street, Durham, North Carolina, 27701 ("Demeter"), and Gordon Julian ("Julian") and Sirius Enterprises, Inc. ("Sirius"), both of whose current address is 3369 Bear Canyon Road, Bozeman, MT 59715, and for good and valuable consideration, the receipt of which is hereby acknowledged, do hereby release each other, and each other's officers, directors, and employees (in all cases excluding James R.
Ladd) from any all obligations, claims or causes of action which they might have against each other, and each other's officers, directors, and employees (in all cases excluding James R. Ladd) arising out of the current oral Consulting Agreement between and/or among Demeter, Julian and Sirius and any amendments to the Consulting Agreement, arising out of any other understandings, agreements, letter agreements or arrangements between and/or among Demeter, Julian and Sirius, whether written or oral, and arising out of any and all other relationships of whatever nature between and/or among Demeter, Julian and Sirius, all from the beginning of time to the date of this Mutual Release.

     Notwithstanding anything in this Mutual Release to the contrary, this Mutual Release shall not void, diminish, release Julian from, or in any manner whatsoever otherwise affect the validity, legitimacy and enforceability of the assignments of inventions, patents, applications and other proprietary rights made by Julian to Demeter prior to the date of this Mutual Release, all of which assignments shall remain and continue in full force and effect to the full end of their tern or terms. This Mutual Release shall also not release Demeter, Julian and Sirius from any obligations contained in the Settlement Agreement to which this Mutual Release is annexed as Exhibit B.

     Facsimile copies of this Mutual Release and any signatures thereon shall be as legally binding and enforceable as the original or copy original of this Mutual Release and any signatures thereon.

     Dated this 13 day of September, 1996.


                                             Demeter BioTechnologies, Ltd.

/s/ GORDON JULIAN                            By: /s/ RICHARD D. EKSTROM
----------------------------                    --------------------------------
Gordon Julian                                    Richard D. Ekstrom, President


Sirius Enterprises, Inc.

By: /s/ GORDON JULIAN                        By: /s/ JESSE M. JAYNES
   -------------------------                    --------------------------------
    Gordon Julian, President                     Jesse M. Jaynes, Vice President

                  ACKNOWLEDGMENT-DEMETER BIOTECHNOLOGIES, LTD.

State of North Carolina  )
                         )   ss:
County of Durham         )


     On this 13 day of September, 1996, before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Richard D. Ekstrom and Jesse M. Jaynes, to me known to be the same persons whose names are signed to the foregoing Mutual Release of Gordon Julian and Sirius Enterprises, Inc. and who acknowledged to me that they executed the Mutual Release as their free and voluntary act and deed as President and Vice President, respectively, on behalf of Demeter BioTechnologies, Ltd. and for the uses and purpose set forth in the Mutual Release.

       Given under my hand and seal the day and year last above written.

[SEAL]

                                             /s/ LOUISE D. MILLER
                                             -----------------------
                                                   Notary Public

My Commission Expires

      3-20-01
---------------------



                          ACKNOWLEDGMENT-GORDON JULIAN


State of      MONTANA    )
         ----------------
                         )   ss:
County of    GALLATIN    )
         ----------------

     On this 24th day of SEPTEMBER, 1996, before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Gordon Julian, to me know to be the same person whose name is signed to the foregoing Mutual Release of Demeter BioTechnologies, Ltd. and Sirius Enterprises, Inc. and who acknowledged to me that he executed the Mutual Release as his free and voluntary act and deed for the uses and purposes set forth in the Mutual Release.


       Given under my hand and seal the day and year last above written.


[SEAL]

                                           /s/ ????????????
                                          ---------------------------
                                                  Notary Public

My Commission Expires:

      10/24/99
----------------------

                     ACKNOWLEDGMENT-SIRUS ENTERPRISES, INC.


State of     MONTANA     )
         ----------------
                         )     ss:
County of    GALLATIN    )
          ---------------


     On this 24th day of SEPTEMBER, 1996, before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Gordon Julian, to me known to be the same person whose name is signed to the foregoing Mutual Release of Demeter BioTechnologies, Ltd. and Gordon Julian and who acknowledged to me that he executed the Mutual Release as his free and voluntary act and deed as President on behalf of Sirius Enterprises, Inc. and for the uses and purpose set forth in the Mutual Release.

       Given under my hand and seal the day and year last above written.

[SEAL]

                                         /s/ ????????????????
                                        ------------------------
                                              Notary Public

My Commission Expires:

      10/24/99
---------------------

                       Exhibit C to Settlement Agreement
Among Demeter BioTechnologies, Ltd., Gordon Julian and Sirius Enterprises, Inc.
                             Dated August 19, 1996


                           AFFIDAVIT OF GORDON JULIAN


     COMES NOW, Gordon Julian (the "Affiant") and, having been duly sworn, states under oath to Demeter BioTechnologies, Ltd. (the "Company") as follows:


     1.  I reside at 3369 Bear Canyon Road, Bozeman, Montana 59715

     2.  I am the President and sole shareholder of Sirius Enterprises, Inc.

     3. On or about August 3, 1992 and although unsolicited by me, the Proxy Certificate dated August 3, 1992 for 200,000 shares of common stock in Demeter BioTechnologies Limited attached to this Affidavit as Exhibit C-1 was given to me by James R. Lad and Jesse M. Jaynes as an inducement for me to enter into an oral consulting agreement with the Company as an independent contractor.

     This Affidavit, consisting of one page with attached Exhibit C-1, is dated and signed this 24th day of September, 1996.


                                                       /s/ GORDON JULIAN
                                                   -------------------------
                                                           Gordon Julian

                                ACKNOWLEDGEMENT

State of     MONTANA     )
        -----------------
                         )   ss:
County of    GALLATIN    )
         ----------------

     On this 24th day of September 1996, before me, the undersigned, a Notary Public in and for the State and County aforesaid,personally appeared Gordon Julian, to me known to be the same person whose name is signed to the forgoing Affidavit and who, after having been duly sworn executed the Affidavit and acknowledged to me that he executed the Affidavit as his free and voluntary act and deed.

       Given under my hand and seal the day and year last above written.

[SEAL]

                                        /s/ ????????????
                                   ------------------------
                                          Notary Public


My Commission Expires:  10/24/99
                      ------------

                      Exhibit C-1 to Settlement Agreement
Among Demeter BioTechnologies, Ltd., Gordon Julian and Sirius Enterprises, Inc.
                             Dated August 19, 1996


                               PROXY CERTIFICATE

                        DEMETER BIOTECHNOLOGIES LIMITED


                     Research Triangle Park, North Carolina




This Certifies that              Gordon Julian            is the holder
                   ---------------------------------------
of a proxy certificate of    Two Hundred Thousand (200,000)    Shares of
                         --------------------------------------
Common Stock, No Par Value

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.



In Witness Whereof, the said Corporation has caused this Certificate to be signed by its owner, and I, Jesse M. Jaynes, do so willingly this Third day of August A.D. 1992




/s/ Jesse M. Jaynes
------------------------
Vice President


The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), have been taken as a gift, and may not be sold or offered for sale unless a registration statement under the Act, with respect to such Stock is then in effect or the Company has received an opinion of counsel satisfactory to the Company that an exemption from the registration requirements of such Act is then in fact applicable to such offer or sale.